Intangible Assets, Net	12 Months Ended
Jun. 30, 2024
Intangible Assets, Net [Abstract]
INTANGIBLE ASSETS, NET
8.	INTANGIBLE ASSETS, NET

Intangible assets, net, consisted of the following:

	As of June 30,
	2024	2023
	USD	USD
Trademark	2,598,909	2,602
Less: accumulated amortization	(236,492)	(93)
Intangible asset, net	2,362,417	2,509

On November 28, 2023, the Group purchased a total of 169 trademarks from a related party, Big Tree Cloud Network Technology (Shenzhen) Co., LTD, with a fully-paid cash consideration of RMB20,000,000 ($2,752,092) including the deductible VAT.

For the years ended June 30, 2024, 2023 and 2022, amortization expense amounted to $237,787, $93 and nil, respectively.

Future estimated amortization expense of intangible assets is as follows:

Year	Amount
2025	354,414
2026	354,414
2027	354,414
2028	354,414
2029	354,414
Thereafter	590,347
Total	2,362,417